                                                                   EXHIBIT 10.10



                                 LOAN AGREEMENT
                                 --------------
                                                   Date: _______________, 199___

To:  The Mitsubishi Bank, Limited


                   Address:  34 Shin-Izumi, Narita-City
                             Chiba-Pref.

                   ________________________________________

                   Obligor:  NANOMETRICS JAPAN LTD.
                             Fumio Kuruta
                             Representative Director

                   ________________________________________ (Seal)


                   Address:

                   ________________________________________

                   Joint Guarantor:


                   ________________________________________ (Seal)


                   Address:

                   ________________________________________

                   Joint Guarantor:

                   ________________________________________ (Seal)


     The Obligor hereby executes this Loan Agreement with your bank as follows upon approval of each provision set forth in the Agreement on Bank Transactions as executed separately:

Article 1 Loan
          ----

     The Obligor has hereby borrowed monies from your bank pursuant to terms and conditions set forth hereinbelow:

     (1)  Amount borrowed:

          (Yen)  400,000,000
                 -----------

     (2)  Purpose for borrowing:

          Fund for   Working Capital
                     ---------------

     (3)  Interest rate:

               3.675% per annum (Prime Rate + 0.8%)
               -----
          Rate for delay charge:

               14% per annum

          (these rates are computed on the basis of a year of 365 days)

     (4) Guarantee by Credit Guarantee Association

               N/A

     (5)  Schedule of repayment:

          i) The schedule for the initial and last repayment shall be as follows:

               Date of initial repayment:

                          August 31, 1995
                          ---------------

               Amount of initial repayment:

                    (Yen)  10,000,000
                           ----------

               Date of last repayment:

                            May 31, 2005
                            ------------

               Amount of last repayment:

                    (Yen)   10,000,000
                            ----------

          ii) The schedule of the second repayment and thereafter (except for the last repayment) shall be as follows:

               Month of second repayment:

                        November 1995
                        -------------

               Amount of second repayment:

                    (Yen)  10,000,000
                           ----------

               (3)  Term of repayment:

                         Until February 2005
                               -------------

                    Interval:

                         Every  3  months
                               ---

                    Amount of each repayment:

                         (Yen)  10,000,000
                               ------------

               (4)  Term of repayment:

                         Until ________________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)________________

               (5)  Term of repayment:

                         Until________________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)________________

               (6)  Term of repayment:

                         Until________________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

               (7)  Term of repayment:

                         Until______________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

               (8)  Term of repayment:

                         Until______________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

               (9)  Term of repayment:

                         Until______________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

               (10) Term of repayment:

                         Until______________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

               (11) Term of repayment:

                         Until______________

                    Interval:

                         Every ______ months

                    Amount of each repayment:

                         (Yen)______________

          iii) The repayment date contemplated in ii) above shall be the last day of the month.

          iv) In the event that the repayment date in i) or ii) above falls under holiday, the date below shall be the repayment date (cross out the date not applicable).

               (1)  Banking day immediately following holiday.

     (6)  Method of Interest Payment

          i) The interest payment date shall be the date of borrowing and the date in every 3 months numerically corresponding to the date
                             ---
               set forth in Paragraph 5, Item iii), and the interest accruable from the date of borrowing (the date immediately following each interest payment date for the second interest payment and thereafter) up to the following interest payment date (the last interest payment date being the date of last repayment) shall be paid on each such interest payment date in advance.

          ii) If any of the interest payment dates falls under holiday, the provisions of Paragraph 5, Item iv) above shall be applicable mutatis mutandis.

     (7)  Bank account for repayment:

          The Mitsubishi Bank, Limited,  Chiba  Branch
                                        -------
          [_]  Current Account

          [X]  Ordinary deposit account

               Account number:
                              4722167
                              -------

               Account holder:

                    Obligor:  Nanometrics Japan Ltd.

Article 2 Partial Early Repayment
          -----------------------

     If the Obligor makes partial early prepayment, the Obligor shall thereafter make repayment in accordance with the provisions of the foregoing Article, and the last repayment date shall be accelerated accordingly.

Article 3 Issuance of Note or No Issuance
          -------------------------------
     (1) The Obligor shall issue and deliver the promissory note with the amount and maturity date designated by your bank to cover the borrowed monies under Article 1 hereof, and keep renewing such note until the last repayment date.

     (2) The Obligor may, upon approval of your bank, omit the issuance and delivery to your bank of the promissory note provided for in Paragraph 1 above; provided, however, that the Obligor shall issue and deliver such promissory note to your bank in accordance with the provisions of the foregoing Paragraph immediately when your bank requests such issuance later.

Article 4 Debiting of Principal and Interest Against Deposit Account
          ----------------------------------------------------------

     (1) With respect to the principal to be repaid by the Obligor, your bank shall debit the amount of the relevant repayment against the bank account for repayment set forth in Article 1, Paragraph 7 hereof, and shall apply such amount to the relevant repayment.

          i) As regards the repayment as set forth above, the delivery to your bank of a check, the ordinary deposit account passbook or the integrated bank account passbook and the voucher for withdrawal from such account shall be omitted irrespective of any provisions to the contrary in the Current Account Regulations, the Ordinary Deposit Account Regulations or the Integrated Account Regulations.

          ii) If the balance in the bank account for repayment is less than the amount to be repaid on any repayment date, your bank may make the settlement in accordance with the foregoing provisions on such repayment date or thereafter if the balance shall have become equal to or more than the amount to be repaid.

     (2) Your bank may debit interest, delay charge and/or other charges arising from the loan hereunder against the balance in the bank account for repayment by applying the provisions of foregoing Paragraph 1 mutatis mutandis.

     (3) If the settlement of the repayment is not made in accordance with the provisions of foregoing Paragraphs 1 and 2 for any reason, the Obligor shall follow the instruction of your bank.

Article 5 Expenses
          --------

     The Obligor shall bear any and all the expenses necessary for the preparation of this Agreement and the notarial deed set forth in Article 7 hereof, disposition of any collateral and/or other expenses relating to this Agreement.

Article 6 Guarantee
          ---------
     (1) The Guarantor shall guarantee jointly and severally with the Obligor any and all indebtedness of the Obligor arising from this Agreement, and its obligations shall be performed in accordance with the provisions of this Agreement in addition to each provision in the Agreement on Bank Transactions separately delivered by the Obligor.

     (2) The Guarantor shall not claim any release from the guarantee if your bank at its discretion should change or waive any collateral or other guarantee.

     (3) The Guarantor shall not set off its obligation against the deposit of the Obligor at your bank or other credit of the Obligor as against your bank.

     (4) In the event that the Guarantor performed its obligation under the guarantee under this Agreement, the Guarantor shall not exercise its right acquired from your bank by subrogation without the approval of your bank so long as the transactions between the Obligor and your bank continue. If your bank so requests, the Guarantor shall assign to your bank such right or priority in rank without compensation.

     (5) In the event that the Guarantor has granted any guarantee other than this, or will grant any guarantee in the future, for any indebtedness owed by the Obligor to your bank, the aggregate amount guaranteed shall, unless otherwise agreed, be the total of such guarantees, and other guarantee(s) shall not be affected by the guarantee under this Agreement.

Article 7 Preparation of Notarial Deed
          ----------------------------

     The Obligor and the Guarantor shall, upon request of your bank, immediately take any proceedings required to execute the notarial deed with the statement to accept compulsory enforcement of their obligations under this Agreement.

(Additional Agreement)

     N/A

(Remark)

     Interest shall be calculated in accordance with the following formula, irrespective that the year is common or intercalary:

     Principal (interest being accrued in each (Yen)100)    x

     number of dates x annual interest rate
     --------------------------------------

               365

          =  Interest (amount less than (Yen)1 being cut)

                                                              Date: June 5, 1995

To:  The Mitsubishi Bank, Limited


                                   GUARANTEE

--------------------------------------------------------------------------------
The maximum amount guaranteed          Japanese Yen 400,000,000.-
--------------------------------------------------------------------------------
The term of this guarantee             Ten years from the date of first drawdown
--------------------------------------------------------------------------------

     In regard to any and all obligations the Principal presently owes and/or may owe your Bank as a result of transactions at any time until the date set forth above provided for in Article 1 of the Agreement on Bank Transactions which the Principal separately executed and delivered to your Bank, the Guarantor shall be jointly and severally liable with the Principal for the performance of all such obligations to the extent of the maximum amount set forth above, and the Guarantor hereby agrees to abide by the terms and conditions of the said Agreement on Bank Transactions as well as the terms set forth below with regard to the performance of any such obligations:

     1. Even if your Bank changes or releases the security or other guarantees at your Bank's convenience, the Guarantor shall not claim exemption from the obligations.

     2. The Guarantor shall not effect a setoff by any of the Principal's deposits or credits with your Bank.

     3. If and when the Guarantor performs any obligations of this guarantee, the Guarantor shall not exercise any rights obtained from your Bank by subrogation without the prior approval of your Bank so long as transactions between the Principal and your Bank continue. Upon your Bank's demand, the Guarantor shall assign such rights and priority to your Bank without compensation.

     4. In cases in which the Guarantor has given or gives in the future any other guarantee in regard to any of the Principal's obligations to your Bank, the total amount of the obligations guaranteed shall, unless otherwise agreed, be the aggregate of such guarantees, and this guarantee shall not affect any such other guarantees.

     The Principal:  Signature: Nanometrics Japan Kabushiki Kaisha

                     Full Name: Representative Director Fumio Kuruta

                     Address: 34 Banchi Shinsen, Narita, Chiba

     The Guarantor:  Signature: /s/ Vincent J. Coates

                     Full Name:  Nanometrics Inc.

                     Address:  310 DeGuigne Drive
                               Sunnyvale, CA 94086 USA

(All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Agreement shall be decided in accordance with the Japanese text.)

Cover Page
To:  Nanometrics Japan Co.
Registration of Building Indication
Certificate of Registration
Yoshimoto Survey Office
Land House survey administrator:  Toshio Yoshimoto
Address:  4-12-9 Chuo, Chiba-city
Tel:  ###-##-####
FAX:  ###-##-####

Page 1
Registration Request
Purpose of Registration:  Building Indication registration
Attachment
     Registration sub book: Building drawing
     Plane drawing of each floor:  certificate of owner right
     Certificate of owner right:  certificate of address
     Survey Documents
     June 25, Showa 61 (1986)
     Registrar:  Nanometrics Japan Co.
     Address:  4-8-1 Chuo, Chiba city
               Fukoku Seimei Building
     Agent:  Toshio Yoshimoto
     Address:  12-9 Chuo, Chiba city

Page 2
Location:  34 Shin-Izumi, Narita city
Number of the house:  34
Category of building:  Factory and Office
Structure:  Steel Frame, roof of zinc coated steel plates, two floors
Size of floors:         The first Floor:  750.87 Square meters
                        The second floor:  708.75 square meters
                        Newly Built on May 7, Showa 61 (1986)

Two pages drawings (not translated because of self explanatory)

                                                  Date: _______________, 19_____

TO:  THE MITSUBISHI BANK, LIMITED

                        AGREEMENT ON BANK TRANSACTIONS


I/We do hereby agree to the terms and conditions set forth in the following Articles in regard to my/our transactions with your Bank:

Article 1 (Scope of Application)

     (1) I/We shall abide by this Agreement pertaining to the performance of my/our obligations arising from loss against Bills of Exchange (hereinafter referred to as "Bills") and Promissory Notes (hereinafter referred to as "Notes"), discounts of Bills and Notes, loans by deed, overdrafts, acceptances and guarantees, foreign exchanges, and any and all other transactions.

     (2) Even in cases in which your Bank has, through your Bank's transactions with any third party, acquired Bills and Notes drawn, endorsed, accepted, accepted by intervention, or guaranteed by me/us, I/we shall also abide by this Agreement pertaining to the performance of my/our obligations evidenced by such Bills and Notes.

Article 2 (Obligations in Bills and Notes and Money Borrowed)

     In cases in which your Bank has granted me/us loans accompanied by Bills and Notes, your Bank may demand from me/us the payment of my/our obligations arising from the loans by exercising your Bank's rights either on the Bills and Notes or on the loans.

Article 3 (Interest, Damages, etc.)

     (1) In regard to the stipulations concerning the rates of interest, discount charges, guarantee fees, handling commissions and rebates of any thereof, and also concerning the time and method of payment thereof, I/we shall agree, in the event of changes in the financial situation or any other reasonable and probable causes arising, to the revision of the stipulations to those in the range prevailing generally.

     (2) In case I/we fail to perform any obligations which I/we owe your Bank, I/we shall pay your Bank damages at the rate of 14% per annum for the amount payable. In this case, the calculation will be made on the actual number of days on a 365-day year basis.

Article 4 (Security)

     (1) In cases in which a reasonable and probable cause necessitates the preservation of your Bank's rights, I/we shall upon demand forthwith furnish to your Bank such security or additional security, or such guarantors or additional guarantors as may be approved by your Bank.

     (2) Any and all security which has been furnished and that to be furnished in the future to your Bank for specific obligations shall constitute security that covers and secures not only such obligations, but also any and all other obligations which I/we at present or in the future may owe your Bank.

     (3) Your Bank may collect or dispose of security in the manner, at the time, and for the price, etc. generally deemed proper, not necessarily following the procedures prescribed by law, and deduct expenses from the proceeds and appropriate the remainder to the payment of my/our obligations regardless of the priority prescribed by law; and in the event any obligations still remain, I/we shall pay them forthwith.

     (4) In cases in which I/we fail to perform any obligations which I/we owe your Bank, your Bank may collect or dispose of my/our movables, Bills and Notes, and other instruments and securities in your Bank's possession; and in such cases, I/we shall agree to your Bank's handling the matter mutatis mutandis in the manner set forth in the preceding Paragraph.

Article 5 (Acceleration of Payment)

     (1) In case any one of the following events occurs to me/us, any and all obligations I/we owe your Bank shall immediately become due and payable without any notice or demand, etc. from your Bank and I/we shall pay such obligations forthwith:

          1. When I/we have become unable to pay debts or application or petition is submitted for bankruptcy, commencement of composition of creditors, commencement of corporate reorganization proceedings, commencement of company arrangement, or commencement of special liquidation.

          2. When the Clearing House in observance of its rules takes procedures for suspension of my/our transactions with banks and similar institutions.

          3. When order or notice of provisional attachment, preservative attachment or attachment is dispatched in respect of my/our or the guarantor's deposits and/or any other credits with your Bank.

          4. When my/our whereabouts become unknown to your Bank due to my/our failure to notify your Bank of change of my/our address or any other causes attributable to me/us.

     (2) In any of the following cases, upon your Bank's demand, any and all obligations I/we owe your Bank shall immediately become due and payable; and I/we shall pay them forthwith:

          1. When I/we fail to pay any of my/our obligations to your Bank when it is due.

          2. When property offered to your Bank as security is attached or public auction procedure is commenced in respect of such property.

          3. When I/we violate the stipulations of any transactions with your Bank.

          4. When the guarantor fails under any one of the items of the preceding Paragraph of this Paragraph.

          5. In addition to each of the preceding items, when a reasonable and probable cause necessitates the preservation of your Bank's rights.

Article 6 (Repurchase of Discounted Bills and Notes)

     (1) In cases in which I/we have had Bills and Notes discounted by your Bank and any one of the items in Paragraph (1) of the preceding Article occurs to me/us, then pertaining to all such Bills and Notes, or in cases in which the principal obligors of my/our discounted Bills and Notes fail to pay them on due dates or any one of the items in Paragraph (1) of the preceding Article occurs to the principal obligors, then pertaining to the Bills and Notes wherein such persons are the principal obligors, I/we shall assume as a matter of course the repurchasing obligations for the face value of my/our discounted Bills and Notes without any notice or demand, etc. from your Bank; and I/we shall pay them forthwith.

     (2) In cases other than those provided for in the preceding Paragraph, in which a reasonable and probable cause necessitates the preservation of your Bank's rights pertaining to the Bills and Notes which your Bank has discounted, I/we shall assume, upon your Bank's demand, the repurchasing obligations for the face value of my/our discounted Bills and Notes; and I/we shall pay them forthwith.

     (3) As long as I/we do not perform the obligations set forth in the preceding two Paragraphs, your Bank may exercise any and all rights as holder of the Bills and Notes.

Article 7 (Deductions in Accounts)

     (1) In cases in which I/we must perform any obligations owed to your Bank because they become due or because of acceleration of payment or because I/we have assumed the repurchasing obligations or because your Bank has acquired the right of claiming compensation from me/us or for any other causes, your Bank may set off against any such obligations at any time any of my/our deposits and/or any other credits with your Bank irrespective of the due dates of such deposits and/or other credits.

     (2) In cases in which your Bank is able to effect a setoff as mentioned in the preceding Paragraph, your Bank may also obtain withdrawals from my/our deposits in lieu of my/our doing so, and may appropriate any such withdrawals to payments or my/our obligations, omitting any advance notice and also not adhering to established procedures.

     (3) In cases in which your Bank makes any deductions in accounts according to the provisions of the preceding two Paragraphs, interest on my/our credits and obligations, discount charges and damages, etc. shall be calculated up to the date on which the actual calculation is made by your Bank for the purpose of deductions and the rate of interest and tariffs shall be in accordance with those fixed by your Bank; and with regard to the foreign exchange rate, the rate quoted at your Bank at the time when the actual calculation is made by your Bank shall apply.

Article 7-2    (Ditto)

     (1) I/We may set off any obligations I/we owe your Bank against my/our deposits and/or any other credits with your Bank which have become due, even when such obligations have not yet become due.

     (2) When I/we effect a setoff under the provision of the preceding Paragraph with regard to the Bills and Notes which your Bank has discounted and which have not yet become due, I/we may do so upon assuming the repurchasing obligations for the face value of the discounted Bills and Notes; provided, however, that I/we may not effect a setoff with regard to Bills and Notes which your Bank has discounted and assigned to a third party.

     (3) With regard to my/our credits or obligations in foreign currency or in free yen, I/we may not, notwithstanding the provisions of the preceding two Paragraphs, effect a setoff until and unless they have become due and procedures required under foreign exchange laws and regulations have been completed for them.

     (4) In cases in which I/we effect a setoff under the provisions of the preceding three Paragraphs, a notice of the setoff shall be made in writing and I/we shall affix my/our seal impression (or signature) which has previously been filed with your Bank to the certificate or passbook representing my/our deposits and/or other credits with your Bank which I/we have set off against my/our obligations and submit the same to your Bank forthwith.

     (5) In cases in which I/we affect a setoff, interest on my/our credits and obligations, discount charges and damages, etc. shall be calculated up to the date on which my/our notice of the setoff arrives at your Bank, and the rate of interest and tariffs shall be in accordance with those fixed by your Bank; and with regard to the foreign exchange rate, the rate quoted at your Bank at the time when the accrual calculation is made by your Bank for the purpose of setoffs shall apply. If there is an agreement providing for special charges payable when obligations are paid prior to their due dates, I/we shall abide by such agreement.

Article 8 (Presentment and Delivery of Bills and Notes)

     (1) In cases in which there exists Bills and Notes pertaining to my/our obligations, and your Bank makes deductions in accounts as set forth in Article 7 without exercising your Bank's rights on the Bills and Notes, your Bank need not simultaneously return to me/us any such Bills and Notes.

     (2) In cases in which there exist Bills and Notes which your Bank returns to me/us as a result of deductions in accounts made by your Bank or me/us under the preceding two Articles, I/we shall appear at your Bank to receive such Bills and Notes without delay; provided, however, that if such Bills and Notes have not yet become due, your Bank may collect them without returning them to me/us.

     (3) In cases in which your Bank makes deductions in accounts as set forth in Article 7 by exercising your Bank's rights on the Bills and Notes, your Bank need not present nor deliver any such Bills and Notes to me/us in the cases enumerated below; and as for my/our receiving such Bills and Notes, the provisions of the preceding Paragraph shall apply mutatis mutandis:

          1.   When your Bank does not know my/our whereabouts,

          2. When I/we have designated your Bank as the place at which Bills and Notes are made payable,

          3.   When it is deemed difficult to dispatch the Bills and Notes,

          4. When it is deemed that presentment or delivery of the Bills and Notes cannot be made for unavoidable reasons as use for collection, etc.

     (4) In cases in which any of my/our obligations which require immediate performance still exist after a deduction in accounts has been effected as provided for in the preceding two Articles, and there also exist obligors on the Bills and Notes besides me/us, your Bank may retain such Bills and Notes, and after collecting or disposing of them, your Bank may appropriate the proceeds to the payment of my/our obligations.

Article 9 (Designation of Appropriation)

     In the event I/we made payments or your Bank made deductions in accounts as provided for in Article 7, and if in such cases the amount of such payments made by me/us or my/our deposits and any other creditors with your Bank are insufficient to liquidate all of my/our obligations, your Bank may appropriate the amount of such payments or such deposits and other credits to satisfy my/our obligations in such order and in such manner as your Bank deems proper and I/we shall raise no objection to such appropriation.

Article 9-2    (Ditto)

     (1) In the event I/we effect a setoff in accordance with Article 7-2, and if in such case my/our deposits and any other credits with your Bank are insufficient to liquidate all of my/our obligations, I/we may appropriate such deposits and other credits to satisfy my/our obligations in such order and in such manner as I/we designate.

     (2) In the event I/we fail to designate the order and manner of appropriation under the preceding Paragraph, your Bank may appropriate my/our deposits and other credits with your Bank to satisfy my/our obligations in such order and in such manner as your Bank deems proper and I/we shall raise no objection to such appropriation.

     (3) In the event my/our designation under Paragraph (1) is likely to interfere with the preservation of your Bank's rights, your Bank may, upon lodging an objection thereto without delay, appropriate my/our deposits and other credits with your Bank to satisfy my/our obligations in such order and in such manner as your Bank designates taking into consideration whether or not the obligations are secured or guaranteed and if secured or guaranteed, the extent of coverage of such security or guarantee, the degree of difficulty of disposition of such security, their due dates, prospects for settlement of discounted Bills and Notes, etc.

     (4) In case of appropriation by your Bank under the preceding two Paragraphs, your Bank may designate the order and manner of appropriation on the assumption that my/our obligations which are in fact not due have become due or that I/we have assumed the repurchasing obligations with regard to the Bills and Notes which your Bank has discounted and which have not yet become due or that I/we have assumed in advance the obligations to compensate your Bank with regard to the acceptances and guarantees.

Article 10     (Assumption of Risks, Hold Harmless Clause, etc.)

     (1) In cases in which Bills and Notes which I/we have drawn, endorsed, accepted, accepted by intervention or guaranteed, or instruments which I have furnished to your Bank are lost, destroyed, damaged or delayed in arrival due to unavoidable circumstances such as incidents, calamities, accidents during transit, etc. I/we shall pay my/our obligations as recorded on your Bank's books, vouchers, etc.; and further, upon your Bank's demand, I/we shall forthwith furnish your Bank with substitute Bills and Notes or instruments. I/We shall make no claim whatsoever against your Bank with regard to losses and damages arising in such cases.

     (2) In cases in which security which I/we have furnished to your Bank is lost or damaged due to unavoidable circumstances as set forth in the preceding Paragraph, I/we shall make no claim whatsoever against your Bank.

     (3) Even if your Bank's rights on Bills and Notes are ineffective due to lack of legal requirements in the Bills and Notes, or due to invalidating entries thereon, or if your Bank's rights on the Bills and Notes lapse due to inadequacy in the procedures for preservation of your Bank's rights, I/we shall be liable for the face value of such Bills and Notes.

     (4) In transactions in which your Bank has deemed my/our seal impression (or signature) genuine after checking with reasonable care the seal impression (or signature) on Bills and Notes or instruments against my/our seal impression (or specimen signature) filed with your Bank, I/we shall bear any losses and damages arising from forgery, alteration, wrongful use of Bills and Notes, instruments or seals (or signatures), and shall be liable in accordance with the terms of any such Bills and Notes or instruments.

     (5) I/We shall bear the expenses incurred in exercising or preserving your Bank's rights against me/us, or in collecting or disposing of any security; and I/we shall also bear any expenses required in the event I/we request your Bank to cooperate with me/us for the preservation of my/our rights.

Article 11     (Changes in Matters Filed)

     (1) In cases of a change in the matters filed with your Bank such as my/our seal (or signature), name, trade name, representative, address, etc., I/we shall forthwith notify your Bank thereof in writing.

     (2) In case any notice given by your Bank or any documents, etc. dispatched by your Bank are delayed or fail to reach me/us because of my/our failure to notify your Bank in accordance with the preceding Paragraph, the notices or documents, etc. shall be deemed to have arrived at the time they normally should have arrived.

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Article 12     (Report and Investigation)

     (1) Upon your Bank's demand, I/we shall forthwith submit to your Bank reports pertaining to my/our assets and liabilities, management or the state of business; and I/we shall also furnish assistance necessary for the investigation thereof.

     (2) In cases in which material change has occurred or is likely to occur pertaining to my/our assets and liabilities, management or the state of business, I/we shall forthwith submit to your Bank reports thereof even in the absence of your Bank's demand.

Article 13     (Applicable Offices)

     I/We agree that all of the terms and conditions of this Agreement shall apply equally to all of my/our transactions with your Bank's head office and branch offices.

Article 14     (Jurisdiction by Agreement)

     In the event the institution of a lawsuit in connection with a transaction covered by this Agreement becomes necessary, I/we shall agree that the Court having the jurisdiction in the locale in which the head office or __________________ branch office of your Bank is situated shall be the competent Court.


                        Signature:

                        Full Name:

                        Address:


     (All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Agreement shall be decided in accordance with the Japanese text.)